As filed with the Securities and Exchange Commission on or about December 23,
                                      1998

                                       Securities Act Registration No. 333-66647
                                Investment Company Act Registration No. 811-9091


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [   ]
     Pre-Effective Amendment No.  _1_                       [ X ]
     Post-Effective Amendment No.                           [   ]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [   ]
     Amendment No.    1       [X]
                        (Check appropriate box or boxes)

                         STRONG LIFE STAGE SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                        53051
(Address of Principal Executive Offices)                            (Zip Code)
      Registrant's Telephone Number, including Area Code:  (414) 359-3400

                                Thomas P. Lemke
                        Strong Capital Management, Inc.
                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051
                    (Name and Address of Agent for Service)



     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

STRONG LIFE STAGE SERIES

STRONG CONSERVATIVE PORTFOLIO     STRONG FUNDS
STRONG MODERATE PORTFOLIO     P.O. Box 2936
STRONG AGGRESSIVE PORTFOLIO     Milwaukee, Wisconsin 53201
     TELEPHONE: (414) 359-1400
     TOLL-FREE: (800) 368-3863
     DEVICE FOR THE HEARING-IMPAIRED:
     (800) 999-2780
     www.strongfunds.com

The Strong Family of Funds ("Strong Funds") is a family of more than forty diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. Strong Life Stage Series, Inc. is an open-end series management company that offers three diversified investment portfolios, with the following investment objectives:

STRONG CONSERVATIVE PORTFOLIO ("Conservative Portfolio") seeks total return by investing primarily for income and secondarily for capital growth.
STRONG MODERATE PORTFOLIO ("Moderate Portfolio") seeks total return by investing primarily for capital growth and secondarily for income.
STRONG AGGRESSIVE PORTFOLIO ("Aggressive Portfolio") seeks capital growth.

These Portfolios are described in this Prospectus. Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a select group of Strong Funds (the "Underlying Funds"), representing different combinations of stocks, bonds, and cash investments, and reflecting varying degrees of potential investment risk and reward.


This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Portfolios, dated December 31, 1998 ("SAI"), which contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). The Prospectus and SAI for the Portfolios, which may be revised from time to time, are available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Portfolios after reading this Prospectus, you may do so by accessing the SEC's World Wide Web site (http://www.sec.gov) that contains the SAI regarding the Portfolios and other related materials.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               December 31, 1998

                               TABLE OF CONTENTS

EXPENSES                                     I-3
INVESTMENT OBJECTIVES AND POLICIES           I-5
     THE LIFE STAGE PORTFOLIOS     I-5
     THE UNDERLYING STRONG FUNDS   I-7

IMPLEMENTATION OF POLICIES AND RISKS         I-10
ABOUT THE PORTFOLIOS                         I-22
SHAREHOLDER MANUAL                           II-1

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the SAI, and if given or made, such information or representations may not be relied upon as having been authorized by the Portfolios. This Prospectus does not constitute an offer to sell securities to any person in any state or jurisdiction in which such offering may not lawfully be made.

                                    EXPENSES
The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Portfolios, will bear directly or indirectly.
                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                  NONE
Sales Load Imposed on Reinvested Dividends       NONE
Deferred Sales Load                              NONE
Redemption Fees                                  NONE
Exchange Fees                                    NONE

There are certain charges associated with retirement accounts (such as a $10 charge for closing an IRA account) and with certain other special shareholder services offered by the Portfolios. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge fees for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

The following table summarizes the expenses of each Portfolio. You should keep in mind that shareholders of each Portfolio bear INDIRECTLY the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund
shareholders.   The investment returns of each Portfolio, therefore, will be net of that Portfolio's share of the expenses of the Underlying Funds in which the Portfolio is invested. See "About the Portfolios - Management - Underlying Fund Expenses" for more information on the expense ratios of each Underlying Fund after fee waiver or reimbursement, where applicable, as of November 30, 1998.

                        ANNUAL FUND OPERATING EXPENSES*
                    (as a percentage of average net assets)

                                                           UNDERLYING     TOTAL
              MANAGEMENT  ADMINISTRATIVE  12B-1    OTHER      FUND      OPERATING
  PORTFOLIO       FEE          FEES        FEES  EXPENSES  EXPENSES**  EXPENSES***
Conservative     NONE     0.25%            NONE  0.57%     0.90%       0.90%

Moderate         NONE     0.25%            NONE  0.57%     0.97%       0.97%

Aggressive       NONE     0.25%            NONE  0.57%     1.04%       1.04%

* The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level.
**     Currently, Strong Capital Management, Inc., the investment advisor of the Underlying Funds, is waiving advisory fees and/or absorbing expenses for the Heritage Money Fund (see "About the Portfolios - Management - Underlying Fund Expenses"). Without such waivers and absorptions, the Underlying Fund Expenses for the Conservative, Moderate, and Aggressive Portfolios would have been 0.91%, 0.98%, and 1.06%, respectively.
***     Total Operating Expenses reflect Strong's waiver of administrative fees and absorptions as described below. Without such waivers and absorptions, the total operating expenses of the Conservative, Moderate, and Aggressive Portfolios would have been 1.72%, 1.79%, and 1.86%.
From time to time, Strong Capital Management, Inc., the Portfolios' shareholder servicing agent and transfer and dividend-disbursing agent ("Strong") may voluntarily waive its Administrative Fees and/or absorb certain expenses for a Portfolio. Since the Portfolios are new and did not begin operations until December 30, 1998, the Other Expenses have been estimated. The Underlying Fund Expenses have been estimated using the Underlying Funds' Total Operating Expenses after any waivers and absorptions by Strong as of November 30, 1998. For additional information concerning fees and expenses, see "About the Portfolios - Management."


STRONG HAS VOLUNTARILY AGREED TO WAIVE ITS ADMINISTRATIVE FEE AND ABSORB OPERATING COSTS UNTIL JANUARY 1, 2000.
EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

              PERIOD (IN YEARS)
  PORTFOLIO                  13
Conservative         $18         $54
Moderate             $18         $56
Aggressive           $19         $58


The Example is based on each Portfolio's "Total Operating Expenses" before any waivers and absorptions, as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Portfolio's shares.

                       INVESTMENT OBJECTIVES AND POLICIES
THE LIFE STAGE PORTFOLIOS
The Portfolios are designed for investors who are saving for long-term goals, such as for retirement. Because of the risks associated with common stock and bond investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on market movements. By using the Life Stage Portfolios, you may pursue one of the following three distinct objectives.

  PORTFOLIO                               INVESTMENT OBJECTIVE
------------  ---------------------------------------------------------------------------
Conservative  Seeks to provide total return by investing primarily for income and secondarily for capital growth.
------------  ---------------------------------------------------------------------------
Moderate      Seeks to provide total return by investing primarily for capital growth and secondarily for income.
------------  ---------------------------------------------------------------------------
Aggressive    Seeks to provide capital growth.


There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments in the Underlying Funds will change, the net asset value per share of each Portfolio will also vary.
In order to achieve their investment objectives, the Portfolios maintain different allocations of stocks, bonds, and cash (which is included in a Portfolio's bond portion), reflecting varying degrees of potential investment risk and reward. These asset allocations provide investors with three diversified, distinct options that meet a wide variety of investment needs. The pie charts below illustrate the expected asset allocation between stocks and bonds of each of the Life Stage Portfolios.

CONSERVATIVE PORTFOLIO


[PIE CHART SHOWING BONDS 60% AND STOCKS 40%]

MODERATE PORTFOLIO


[PIE CHART SHOWING BONDS 40% AND STOCKS 60%]


AGGRESSIVE PORTFOLIO


[PIE CHART SHOWING BONDS 20% AND STOCKS 80%]


Investors may choose to invest in any of the three Life Stage Portfolios based on investing goals, investment time horizons, personal risk tolerances, and financial circumstances. The following table is intended to assist investors in choosing a Portfolio.

                                     INVESTING         PERSONAL
  PORTFOLIO     INVESTMENT GOAL     TIME HORIZON     RISK TOLERANCE           EXAMPLE
------------  ------------------  ----------------  ---------------  -------------------------
Conservative  Current income      3 years or more.  Low to medium.   Investors who are
              with low to                                            approaching or who are
              moderate growth of                                     already retired.
              capital.
------------  ------------------  ----------------  ---------------  -------------------------
Moderate      Low to moderate     5 years or more.  Medium to high.  Middle-aged investors
              growth of capital                                      who are saving for
              with some current                                      retirement and who plan
              income.                                                to retire in their 60s.
------------  ------------------  ----------------  ---------------  -------------------------
Aggressive    Medium to high      5 years or more.  High.            Younger investors who
              growth of capital                                      are saving for retirement
              with very low                                          and who plan to retire in
              current income                                         their 60s.


Investors can choose any of these three Portfolios, depending on personal investment objectives, time horizons, and risk tolerances. For example, investors in their 40s who are sensitive to market risk may choose the Moderate Portfolio while investors in their 40s who are not as sensitive to market risk may choose the Aggressive Portfolio.
The Portfolios may be especially suitable for tax-advantaged retirement accounts, including:
- INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs, Roth IRAs, and SEP-IRAs (for one-person businesses). Call 1-800-368-3863 for more information.
- QUALIFIED RETIREMENT PLANS, including 401(k) plans, SIMPLEs, SEP-IRAs, Keoghs, 403(b)(7), profit sharing plans, and pension plans. Call 1-800-368-2882 for more information.
While these Portfolios are specifically designed for tax-advantaged retirement accounts, shares may also be purchased by investors for other long-term general savings purposes.

The Portfolios' exchange privileges are not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios and increase transaction costs, the Portfolios have established a policy of limiting excessive exchange activity.
Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions from the Portfolios during any twelve-month period. "Substantive" means neither a dollar amount or a series of movements between Strong Funds that Strong determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Portfolios reserve the right to reject any purchase request (including exchange purchases from other Strong portfolios) that is reasonably deemed to be disruptive to the efficient implementation of the Portfolio's investment programs.

THE UNDERLYING STRONG FUNDS

Each Portfolio invests substantially all its assets in the Underlying Funds as described below.

         UNDERLYING FUNDS          CONSERVATIVE  MODERATE  AGGRESSIVE
---------------------------------  ------------  --------  ----------
               Strong Growth Fund           10%       15%         20%
    Strong Growth and Income Fund           10%       15%         20%
        Strong Blue Chip 100 Fund           10%       15%         20%
         Strong Common Stock Fund           10%       15%         20%
---------------------------------  ------------  --------  ----------
            Strong Advantage Fund           30%       15%        None
      Strong Short-Term Bond Fund           20%       10%          5%
Strong Government Securities Fund            5%       10%         10%
      Strong Heritage Money Fund*            5%        5%          5%
---------------------------------  ------------  --------  ----------

* The Portfolios may invest in either the Strong Heritage Money Fund or in cash-type equivalents such as bank demand notes or repurchase agreements

The Board of Directors of the Portfolios may (i) reallocate a Portfolio's assets among its Underlying Funds, or (ii) replace an Underlying Fund with another Strong Fund for any reason. The Board of Directors may take this action without shareholder vote. Although the Board of Directors may in the future reallocate assets and make substitutions of Strong Funds they believe that these occasions will happen infrequently and only for good cause.
As a result of market gains or losses, the percentage of a Portfolio's assets invested in stocks or bonds may exceed or be less than the asset allocation models shown above. Strong will rebalance a Portfolio's assets among the Underlying Funds in accordance with its asset allocation model once a calendar quarter, or more often as necessary.

The following provides a concise description of the investment objective and principal investment strategy of each Underlying Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are available free of charge by calling 1-800-368-3863.

   UNDERLYING         INVESTMENT OBJECTIVE                    PRINCIPAL INVESTMENT STRATEGY
      FUND
---------------  -----------------------------  --------------------------------------------------------
Growth Fund      Capital growth.                Focuses on common stocks of companies that its
                                                manager believes are reasonably priced and have
                                                above-average growth potential.  The portfolio can
                                                include stocks of any size.
---------------  -----------------------------  --------------------------------------------------------
Common Stock     Capital growth.                Primarily invests in common stocks of companies that
Fund                                            the Fund's managers believe to be under-priced, yet
                                                have attractive growth prospects.  The managers base
                                                their analysis on a company's "private market value" -
                                                the price an investor would pay for the entire company
                                                given its management, financial health, and growth
                                                potential.  The managers apply this approach primarily
                                                to small-company stocks.
---------------  -----------------------------  --------------------------------------------------------
Growth &         High total return by           Primarily focuses on the common stocks of large,
Income Fund      investing for both capital     dividend-paying companies.  These companies
                 growth and income.             typically offer well-known products and services and
                                                may enjoy strong earnings growth.  In addition, the
                                                Fund invests a limited amount of its assets in mid-size
                                                companies that have the potential for rapid growth.
---------------  -----------------------------  --------------------------------------------------------
Blue Chip 100    High total return by           Invests in the common stocks of the 100 largest
Fund             investing for both capital     companies traded in the U.S.  Half of the Fund's assets
                 growth and income.             are invested in these stocks in proportion to size.  The
                                                other half of the Fund's assets are used to overweight
                                                positions in those stocks the Fund's manager believes
                                                offer greater return potential.
---------------  -----------------------------  --------------------------------------------------------
Heritage Money   Current income, a stable       Managed to provide attractive yields and a stable share
Fund*            share price, and daily         price of $1.00.  The Fund invests in a portfolio of
                 liquidity.                     high-quality, short-term debt securities issued by
                                                corporations, banks, and other financial institutions.
---------------  -----------------------------  --------------------------------------------------------
Advantage        Current income with a very     Invests primarily in very short-term, high-quality
Fund             low degree of share-price      bonds and money market securities.  To enhance its
                 fluctuation.                   return potential, the Fund also invests a portion of its
                                                assets in bonds that have longer maturities or are of
                                                lower quality.  To help limit changes in share price,
                                                the Fund's average maturity is usually one year or less.
---------------  -----------------------------  --------------------------------------------------------
Short-Term       Total return by investing for  Invests primarily in short- and intermediate-term,
Bond Fund        a high level of current        medium- and high-quality bonds.  The Fund's average
                 income with a low degree of    maturity will normally be between one and three years.
                 share-price fluctuation.       The Fund may also invest a limited portion of its assets
                                                in lower-quality bonds.
---------------  -----------------------------  --------------------------------------------------------
Government       Total return by investing for  Invests primarily in high-quality bonds issued by the
Securities Fund  a high level of current        U.S. government or its agencies.  The Fund's average
                 income with a moderate         maturity will normally be between five to ten years.
                 degree of share-price
                 fluctuation.
---------------  -----------------------------  --------------------------------------------------------

* Investments in the Heritage Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Fund's goal is to preserve its share price at $1.00 per share. However, it is possible to lose money by investing in this Fund.

Each Portfolio has adopted certain fundamental investment restrictions that are set forth in the Portfolio's SAI. Those restrictions, each Portfolio's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Portfolio has also instituted a number of non-fundamental operating polices, which are described in this Prospectus and in the SAI. Although operating policies may be changed by a Portfolio's Board of Directors without shareholder approval, a Portfolio will promptly notify shareholders of any material change in operating policies.
                      IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described below), the Underlying Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, as more fully indicated in the matrix below, some of which may present special risks as described below. For a more complete discussion of certain of these securities and investment techniques and the associated risks, please see the Portfolios' SAI and the Underlying Funds SAI, which are available free of charge by calling 1-800-368-3863. The matrix below provides details on which Underlying Funds invest in certain securities and/or utilize certain investment techniques. Percentages indicated how much of an Underlying Fund's assets may be committed to a specific type of security. Please note that a "no" entry indicates that the Underlying Fund does not invest in that type of security or engage in the investing technique or, it does so in an immaterial amount (I.E., <5%).

                                                                          Short
     Securities or               Growth &  Blue Chip  Common               Term   Government  Heritage
       Techniques        Growth   Income      100      Stock  Advantage    Bond   Securities   Money
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
     Foreign Securities   <25%     <25%      Yes(1)    <25%      <25%      <25%     20%(1)     25%(1)
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Foreign Investment         Yes      Yes        No       Yes      Yes       Yes        No         No
Companies
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Derivatives                Yes      Yes       Yes       Yes      Yes       Yes        Yes      Yes(2)
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Illiquid                  <15%     <15%       <15%     <15%      <15%      <15%      <15%       <10%
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Small and Medium           Yes      Yes        No       Yes       No        No        No         No
Companies Stocks
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Debt Obligations          <35%     <35%        No      <20%      Yes       Yes        Yes      Yes(2)
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
High-Yield Securities      <5%      <5%        No       <5%    <25%(3)   <25%(3)      No         No
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Mortgage and Asset         No       Yes        No       No       Yes       Yes        Yes        Yes
Backed Securities
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Loan Interests             No       No         No       No       Yes       Yes        Yes        Yes
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Municipal Obligations      No       No         No       No       Yes       Yes        Yes        Yes
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Repurchase Agreements      No       No         No       No       Yes       Yes        Yes        Yes
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Zero Coupon, Step          No       Yes        No       No       Yes       Yes        Yes        Yes
Coupon and Pay-in
Kind Securities
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Reverse Repurchase         No       No         No       No       Yes       Yes        Yes        Yes
Agreements and
Mortgage Dollar Rolls
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
When-Issued and            Yes      Yes        No       Yes      Yes       Yes        Yes        Yes
Delayed Delivered
Securities
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------
Participation Interests    No       No         No       No       Yes       Yes        Yes        Yes
-----------------------  ------  --------  ---------  ------  ---------  -------  ----------  --------

(1) FOREIGN SECURITIES - The Blue Chip 100 Fund may invest in dollar-denominated foreign securities to the extent that they are issued by the 100 largest companies traded in the U.S.; and the Government Securities and Money Market Funds may only invest in dollar denominated foreign securities.
(2) RULE 2A-7 - The Money Market Fund may only invest in derivatives to the extent allowed by Rule 2a-7 under the Investment Company Act of 1940, which regulates money funds.

(3) HIGH-YIELD SECURITIES - The Advantage and Short-Term Bond Funds may invest up to 25% in bonds rated BB or comparably rated securities.

FOREIGN SECURITIES AND CURRENCIES
Certain Underlying Funds may invest in foreign securities either directly or indirectly through the use of depositary receipts. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. Foreign investments involve special risks, including:
- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance-of-payments positions. Many foreign securities may be less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter ("OTC") markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investing.
The Funds may invest in securities of issuers in developing or emerging markets and economies. Risks of investing in developing or emerging markets include:
- less social, political, and economic stability;
- smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;
- certain national policies that may restrict a Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund's loss of its entire investment in that market; and
- less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.
In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.
Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Underlying Portfolios could be affected by changes in foreign currency exchange rates to some extent. The value of a Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances-of-payments, governmental intervention, speculation, and other political and economic conditions.
The Funds may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")

FOREIGN INVESTMENT COMPANIES
Certain Underlying Funds may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Funds may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 ("1940 Act"). The Funds do not intend to invest in such investment companies unless, in the judgment of Strong, the potential benefits of such investments justify the payment of any associated fees or expenses.
DERIVATIVE INSTRUMENTS
Underlying Funds may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts the values of which depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."
A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, OTC options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.
An option is a contract in which the "holder" ("buyer") pays a certain amount ("premium") to the "writer" ("seller") to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.
Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales in which a Fund sells a security for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; (vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap";
(vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; (viii) forward currency contracts and foreign currency exchange-related securities; and (ix) structured instruments which combine the foregoing in different ways.
Derivatives may be exchange traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified.

When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative. The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly Strong's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if Strong incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon Strong's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. Strong's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.
A Fund may also use derivative instruments to make investments that are consistent with a Fund's investment objective but that are impracticable or not feasible in the cash market (E.G., using derivative instruments to create a synthetic security or to derive exposure to a region or asset class when cash markets are inefficient and/or illiquid). A Fund will only engage in this strategy when Strong reasonably believes it to be more advantageous to the Fund.

In addition to the derivative instruments and strategies described above, Strong expects to discover additional derivative instruments and other trading techniques. Strong may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations, operating policies, and applicable regulatory authorities.

ILLIQUID SECURITIES

Each Underlying Fund may invest up to 15% of its net assets in illiquid securities, except for the Money Market Fund which may only invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined liquid under guidelines adopted by each Fund's Board of Directors.

SMALL AND MEDIUM COMPANIES
Certain Underlying Funds may invest in the securities of small and medium companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. Strong's research efforts may also play a greater role in selecting securities for the Funds than in a fund that invests in larger, more established companies.
DEBT OBLIGATIONS
Certain Underlying Funds may invest in any debt obligations. A Fund's authority to invest in certain types of debt obligations may be restricted or subject to objective investment criteria.

TYPES OF OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations; (iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities 3/4 debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) trust preferred securities 3/4 certain obligations which have characteristics of both debt and preferred stock; (x) U.S. government securities; (xi) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and (xii) municipal obligations.
HIGH-YIELD (HIGH-RISK) SECURITIES

Certain Underlying Funds may invest in high-yield (high-risk securities). High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities.

As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and/or interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on Strong's credit analysis than generally would be the case with investments in investment-grade securities.

It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.
MORTGAGE- AND ASSET-BACKED SECURITIES

Certain Underlying Funds may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

Certain Underlying Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment-grade.

LOAN INTERESTS

Certain Underlying Funds may invest a portion of their assets in loan interests, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund may have a maturity of any number of days or years, and may be secured or unsecured. Loan interests, which may take the form of participation interests in, assignments of, or novations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

MUNICIPAL OBLIGATIONS

Certain Underlying Funds may invest in municipal obligations.

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, municipal lease obligations, and mortgage-backed bonds.
BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of a Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.
LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. A Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default. MORTGAGE-BACKED BONDS. A Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that a Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.
REPURCHASE AGREEMENTS

Certain Underlying Funds invest in repurchase agreements. A Fund may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A Fund may enter into repurchase agreements with respect to any security in which it may invest. Strong will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Although no definitive creditworthiness criteria are used, Strong reviews the creditworthiness of the banks and non-bank dealers with which the Portfolios enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities. ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
Certain Underlying Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986 ("IRC") and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS
Certain Underlying Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

A Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, a Fund would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.
The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, Strong believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Certain Underlying Funds may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date. Purchasing when-issued or delayed-delivery securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases these types of securities, it immediately assumes the risk of ownership, including the risk of price fluctuation.

The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase them for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for these types of securities.
PARTICIPATION INTERESTS
If a Fund may invest in municipal obligations, it may also invest in participation interests in municipal obligations without limitation. A participation interest gives a Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. A Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If a Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets a Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.
PORTFOLIO TURNOVER
The annual portfolio turnover rate of a Portfolio is not expected to exceed 50% annually. A portfolio turnover rate of 50% for a Portfolio would occur if one half of a Portfolio's investments were sold within a year. A Portfolio will purchase or sell shares of the Underlying Funds to (i) accommodate purchases and sales of Portfolio shares, (ii) to maintain, or modify the allocation of the Portfolio's assets between the Underlying Funds, or (iii) to substitute another Strong Fund for an Underlying Fund. A Portfolio's annual portfolio turnover rate may exceed 50% annually if the Portfolio's Board of Directors (i) reallocates a Portfolio's assets among its Underlying Funds, or (ii) replaces an Underlying Fund with another Strong Fund. If one or both of these situations were to occur, a Portfolio's annual portfolio turnover rate generally would not exceed 100%. Although the Board of Directors may in the future reallocate assets and make substitutions of Strong Funds they believe that these occasions will happen infrequently and only for good cause.
Although the Portfolio's annual portfolio turnover rate is expected to be low, the Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds. High portfolio turnover among the Underlying Funds involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying Funds which result in the realization of taxable capital gains.
                              ABOUT THE PORTFOLIOS
MANAGEMENT
The Board of Directors of each Portfolio is responsible for managing its business and affairs.

INVESTMENT ADVISOR OF THE UNDERLYING FUNDS. Strong serves as the investment advisor of the Underlying Funds. Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of November 30, 1998, Strong had over $32 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of Strong.

YEAR 2000 RISKS. Like other mutual funds and financial and business operations around the world, the Portfolios could be adversely affected if the computer software, and to a lesser extent, hardware used by Strong and other service providers are not able to process and calculate date-related information and data before, during, and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Strong is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer software and hardware that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Portfolios' other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.

UNDERLYING FUND EXPENSES. The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. The following table sets forth expense information for the Underlying Funds as of November 30, 1998. Shareholders of each Portfolio indirectly bear a proportionate share of these expenses based on a Portfolio's allocation of its assets among the Underlying Funds.

                                                                  TOTAL
                                                   TOTAL    OPERATING EXPENSES
                                        OTHER    OPERATING    (AFTER WAIVERS/
   UNDERLYING FUND     MANAGEMENT FEE  EXPENSES   EXPENSES     ABSORPTIONS)
               Growth           1.00%     0.27%      1.27%               1.27%
         Common Stock            1.00      0.16       1.16                1.16
      Growth & Income            1.00      0.09       1.09                1.09
        Blue Chip 100            0.75      0.28       1.03                1.03
       Heritage Money            0.50      0.08       0.58                0.31
            Advantage            0.60      0.14       0.74                0.74
      Short-Term Bond           0.625     0.205       0.83                0.83
Government Securities            0.60      0.17       0.77                0.77

SHAREHOLDER SERVICING AGENT
Strong also acts as the Portfolios' shareholder servicing agent. As shareholder servicing agent, Strong provides personal services to the Portfolios' shareholders and maintains the Portfolios' shareholder accounts. Such services include, without limitation, answering shareholder inquiries, assisting shareholders with fund transactions, and assisting shareholders with changes to their accounts.
As compensation for its services, the Portfolios' pays Strong a monthly fee based on a percentage of each Portfolio's average daily net asset value. The annual rate is 0.25%. From time to time, Strong may voluntarily waive all or a portion of its shareholder servicing and/or absorb certain Portfolio expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Portfolio's overall expense ratio and increase a Portfolio's overall return to investors.
Except for expenses assumed by Strong, each Portfolio is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for a Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of Strong; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.
TRANSFER AND DIVIDEND-DISBURSING AGENT
Strong, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Portfolios. Strong is compensated by the Portfolios for its services based on an annual fee per account plus certain out-of-pocket expenses. However, the Underlying Funds have agreed to reimburse the Portfolios for these expenses on a pro-rata basis.
DISTRIBUTOR
Strong Investments, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of Strong, acts as distributor of the shares of the Portfolios.
ORGANIZATION
SHAREHOLDER RIGHTS. The Portfolios are series of Strong Life Stage Series, Inc., a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Portfolios has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Portfolio and in the residual assets of the respective Portfolio in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Portfolios will not hold an annual meeting of shareholders unless required by the 1940 Act. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of a Portfolio's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires a Portfolio to assist the shareholders in calling such a meeting.
SHAREHOLDER PRIVILEGES. The shareholders of each Portfolio may benefit from the privileges described in the "Shareholder Manual" (see Page II-_). However, each Portfolio reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.
DISTRIBUTIONS AND TAXES

PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically reinvested in additional Portfolio shares. Or, you may elect to have all your dividends and capital gain distributions from a Portfolio automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Portfolio will credit your bank account by Electronic Portfolios Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing the Fund. The Fund must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment. The policy of the Moderate and Aggressive Portfolios is to pay dividends from net investment income annually and to distribute substantially all net realized capital gains annually. The policy of the Conservative Portfolio is to pay dividends from net investment income quarterly and to distribute substantially all net realized capital gains annually. Each Portfolio may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.

TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any). Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such by a Portfolio, are taxable to you as long-term capital gains, regardless of how long you have held your Portfolio shares. The Portfolios' distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
If a Portfolio's distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.
SHARES SOLD OR EXCHANGED. Your redemption of shares of the Portfolio may result in a taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of the Portfolio for shares of another Strong Fund. If you purchase shares of a Portfolio within 30 days before or after redeeming shares of the same Portfolio at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem shares out of a non-IRA retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan."
BUYING A DISTRIBUTION. A distribution paid shortly after you have purchased shares in a Portfolio will reduce the net asset value of the shares by the amount of the distribution, which nevertheless will be taxable to you even though it represents a return of a portion of your investment.
BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Portfolio with a correct taxpayer identification number, the Portfolio is required to withhold federal income tax at a rate of 31% (backup withholding) from all dividends, capital gain distributions, and redemption proceeds payable to you. Withholding at that rate from dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the under-reporting of your income. This certification is included as part of your application. Please complete it when you open your account.
TAX STATUS OF THE PORTFOLIOS. Each Portfolio intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the IRC and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Portfolios and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.
PERFORMANCE INFORMATION
PERFORMANCE OF THE PORTFOLIOS. Each Portfolio may advertise a variety of types of performance information, including "yield," "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of a Portfolio. Yield is an annualized figure, which means that it is assumed that a Portfolio generates the same level of net investment income over a one-year period. The Portfolios' yield is a measure of the net investment income per share earned by a Portfolio over a specific one-month period and is shown as a percentage of the net asset value of the Portfolio's shares at the end of the period. Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Portfolio assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Portfolio's investments over a specified period of time.
PERFORMANCE OF THE UNDERLYING FUNDS. The past performance of the Underlying Funds is shown in the table below. Please remember that the Underlying Funds' performance is historical and does not represent the future results of the Underlying Funds or the Portfolios. Investors should consider that, because each Portfolio will invest in the Underlying Funds, the performance of a Portfolio will reflect the combined performance of the Underlying Funds in which it invests. Moreover, in addition to the expenses borne by each Underlying Fund, the Portfolios will incur their own direct expenses. Accordingly, the investment performance of the Portfolios will be less than the weighted average of the returns of the Underlying Funds in which they invest.

                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF 9-30-98
                                        ---------------------------------------------------------
                        YEAR-TO-DATE
                       TOTAL RETURNS
   UNDERLYING FUND     AS OF 9/30/98   1-YEAR  3-YEAR  5-YEAR  10-YEAR  LIFE OF FUND
---------------------  -------------  -------  ------  ------  -------  ------------
               Growth  1.58%          -3.36%   14.36%    --       --    20.13%        (12-31-93)
         Common Stock  -9.65%         -13.92%  12.02%  13.13%     --    18.04%        (12-29-89)
    Growth and Income  7.78%          8.47%      --      --       --    25.16%        (12-29-95)
        Blue Chip 100  12.74%         14.02%     --      --       --    17.68%         (6-30-97)
       Heritage Money  4.09%          5.54%    5.66%     --       --    5.70%          (6-29-95)
            Advantage  4.07%          5.46%    6.32%   6.03%      --    7.33%         (11-25-88)
      Short-Term Bond  3.94%          5.20%    6.95%   5.89%   7.34%    7.66%          (8-31-87)
Government Securities  8.23%          10.93%   8.24%   7.11%   9.46%    9.08%         (10-29-86)

Average annual total return and total return measure change in the value of an investment in a Underlying Fund, assuming reinvestment of dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change and is not annualized. Investment returns and principal value vary, and Underlying Fund may have a gain or loss. Investments in the Underlying Funds are neither insured nor guaranteed by the U.S. government.

                               SHAREHOLDER MANUAL

HOW TO BUY SHARES                   II-1
DETERMINING YOUR SHARE PRICE        II-5
HOW TO SELL SHARES                  II-5
SHAREHOLDER SERVICES                II-7
REGULAR INVESTMENT PLANS            II-9
RETIREMENT PLAN SERVICES            II-11
SPECIAL SITUATIONS                  II-11

HOW TO BUY SHARES
All the Portfolios are 100% NO-LOAD, meaning you may purchase, redeem, or exchange shares directly at net asset value without paying a sales charge. Because each Portfolio' net asset value changes daily, your purchase price will be the next net asset value determined after the Portfolio receives and accepts your purchase order.
Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy its shares.

     TO OPEN A NEW ACCOUNT

MAIL                                                                  BY CHECK
             Complete and sign the application. Make your check or money order payable to "Strong Funds."
           Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If
      you're using an express delivery service, send to Strong Funds, 900
                           Heritage Reserve, Menomonee Falls, Wisconsin 53051.
                                                                   BY EXCHANGE
       Call 1-800-368-3863 for instructions on establishing an account with an exchange by mail.

       TELEPHONE                                                                  BY EXCHANGE
                      Call 1-800-368-3863 to establish a new account by exchanging funds from
  1-800-368-3863                                            an existing Strong Funds account.
24 HOURS A DAY,        Sign up for telephone exchange services when you open your account. To
   7 DAYS A WEEK   add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
                   Please note that your accounts must be identically registered and that you must exchange enough into the new account to meet the minimum initial investment.
                  Or use STRONG DIRECT(R), Strong Funds' automated telephone response system.
                                                                         Call 1-800-368-7550.

IN PERSON   Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800
                                               368-3863 for hours and directions.
           The Investor Center will only accept checks or money orders payable to
                                                                  "Strong Funds."

WIRE  Call 1-800-368-3863 for instructions on opening an account by wire.

AUTOMATICALLY  USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
               If you sign up for Strong's Automatic Investment Plan when you open your account and contribute monthly, Strong Funds will waive the Fund's minimum initial investment (see chart on page II-4).
                          Complete the Automatic Investment Plan section on the account application.
                                      Mail to the address indicated on the application.

BROKER-DEALER  You may purchase shares in the Portfolio through a broker-dealer or other institution that may charge a transaction fee.
                  Strong Funds may only accept requests to purchase shares into a broker dealer street name account from the broker-dealer.

                         TO ADD TO AN EXISTING ACCOUNT

BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Portfolios account by telephone. To add this option to your account, call 1-800-368-3863 for a Shareholder Account Options Form.
Or use STRONG DIRECT(R), Strong Funds' automated telephone response system. Call 1-800-368-7550.

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call
  1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.

Call 1-800-368-3863 for instructions on adding to an account by wire.

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one eligible Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Portfolio shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.

- You may purchase additional shares in a Portfolio through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase shares into a broker-dealer street name account from the broker-dealer.

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund reserves the right to decline to accept your purchase order upon receipt for any reason.

- Exchange Feature - Please note that certain Strong Funds that you may exchange into may impose a redemption fee of 0.50% to 1.00% on shares held for less than six months.

- Minimum Investment Requirements:

                                             To open a regular account     $2,500

              To open a regular IRA, Roth IRA, or one-person SEP account     $250

                                       To open an Education IRA account     $500*

                                            To open an UGMA/UTMA account     $250

     To open a SIMPLE, SEP-IRA, Keogh, Profit Sharing          the lesser of $250
           or Money Purchase Pension Plan, or 403(b) account     or $25 per month

                         To open a qualified retirement plan account where Strong
      or a financial intermediary provides administrative services     No Minimum

                                            To add to an existing account     $50

* Not eligible for the Automatic Investment Plan and No-Minimum Investment Program.
The Portfolios offer a No-Minimum Investment Plan that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan and invest monthly (described on page II-9). Unless you participate in the Strong No-Minimum Investment Program, please ensure your purchases meet the minimum investment requirements.
Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Portfolio reserves the right to close your account. Before taking such action, a Portfolio will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.
DETERMINING YOUR SHARE PRICE
Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange ("Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Porfolio is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Portfolios reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Portfolio's NAV is calculated by taking the fair value of its total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV. This pricing calculation is made by appraising each Portfolio's underlying investments (I.E., the underlying Strong Funds) at the price of each such Fund determined at the close of the Exchange.

HOW TO SELL SHARES
You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Portfolio. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee. (See "Special Situations 3/4 Signature Guarantees.")

                                                      TO SELL SHARES

-----------------------

MAIL                                         FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         Write a "letter of instruction" that includes the following information:
FOR YOUR PROTECTION           your account number, the dollar amount or number of shares you wish
CERTAIN REDEMPTION        to redeem, each owner's name, your street address, and the signature of
REQUESTS MAY REQUIRE A                                   each owner as it appears on the account.
SIGNATURE
GUARANTEE. SEE "SPECIAL       Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If
SITUATIONS 3/4 SIGNATURE    you're using an express delivery service, send to 900 Heritage Reserve,
GUARANTEES."                                                    Menomonee Falls, Wisconsin 53051.
                                                                               FOR TRUST ACCOUNTS
                                Same as above. Please ensure that all trustees sign the letter of instruction.
                                                                          FOR OTHER REGISTRATIONS
                                                            Call 1-800-368-3863 for instructions.

TELEPHONE            Sign up for telephone redemption services when you open your account by checking the "Yes" box in the appropriate section of the account
1-800-368-3863   application. To add the telephone redemption option to your account, call 1
24 HOURS A DAY,                        800-368-3863 for a Shareholder Account Options Form.
7 DAYS A WEEK       Once the telephone redemption option is in place, you may sell shares by phone and arrange to receive the proceeds in one of three ways:
                                                                  TO RECEIVE A CHECK BY MAIL
                             At no charge, we will mail a check to the address to which your account is registered.
                                                                           TO DEPOSIT BY EFT
                        At no charge, we will transmit the proceeds by Electronic Funds
                         Transfer (EFT) to a pre-authorized bank account. Usually, the funds will arrive at your bank two banking days after we process your redemption.
                                                                          TO DEPOSIT BY WIRE
                    For a $10 fee, we will transmit the proceeds by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next banking day after we process your redemption.
                        You may also use STRONG DIRECT(R), Strong Funds' automated telephone response system. Call 1-800-368-7550.

AUTOMATICALLY          You can set up automatic withdrawals from your account at regular intervals. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863.

BROKER-DEALER  You may also redeem shares through broker-dealers or other financial intermediaries who may charge a transaction fee.

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES
- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check or electronic transaction has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Portfolio not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS
- The Portfolios reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Portfolios and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Portfolios may incur liability if they do not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes. In these situations, investors may want to consider using STRONG DIRECT(R), our automated telephone system, to effect such a transaction by calling 1-800-368-7550.
SHAREHOLDER SERVICES
                              INFORMATION SERVICES
24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.
STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the STRONG DIRECT(R) automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). You may also perform an exchange to open a new Strong account provided that your account has the telephone exchange option. Please note that your accounts must be identically registered and you must exchange enough into the new account to meet the minimum initial investment. Your account information is protected by a personal code.
STRONG NETDIRECT(R). Available 24 hours a day from your personal computer, STRONG NETDIRECT(R) allows you to use the Internet to access your Strong Funds account information. You may access specific account history, view current account balances, obtain recent dividend activity, and perform purchases, exchanges, or redemptions among your existing Strong accounts.

To register for netDirect, please visit our web site at http://www.strongfunds.com. Your account information is protected by a personal password and Internet encryption technology. For more information on this service, please call 1-800-359-3379 or e-mail us at service@strong-funds.com.

STATEMENTS AND REPORTS. At a minimum, each Portfolio will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as an annual report containing audited financial statements and a semi-annual report.
To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
More complete information regarding each Portfolio's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.
CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible or call us at 1-800-368-3863 if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
     1.      a written request to change the address,
     2.      the account number(s) for which the address is to be changed,
     3.      the new address, and
     4.      the signatures of all owners of the accounts.
Please send your request to the address on the cover of this Prospectus. Changes to an account's registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.
                              TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing, by telephone, or through your personal computer. By establishing exchange services, you authorize the Portfolio and its agents to act upon your instruction through the telephone or personal computer to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase of Portfolio shares. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds.

REGULAR INVESTMENT PLANS
Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.
AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Portfolio from your bank checking, savings, or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic

Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Portfolio has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application. PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Portfolio's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
To establish Direct Deposit for your account, call 1-800-368-3863 to request a form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.
AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Portfolio and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Portfolio and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. However, the minimum initial investment in the second account is waived if you select a monthly investment schedule. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to Strong Funds.
Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.
SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated.
RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, call 1-800-368-3863. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE, SEP, Keogh, 403(b)(7), pension or profit sharing), call 1-800-368-2882 and a Strong Retirement Plan Specialist will help you determine which retirement plan would be best for your company. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

SPECIAL SITUATIONS
POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.
CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Portfolios. Until a valid corporate resolution or Certification of Authorized Individuals form is received by the Portfolio, services such as telephone and wire redemption will not be established.
If you are investing as a trustee (including trustees of a retirement plan), please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone and wire redemption will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Portfolio. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.
FINANCIAL INTERMEDIARIES. If you purchase or redeem shares of a Portfolio through a financial intermediary, certain features of the Portfolio relating to such transactions may not be available or may be modified. In addition, certain operational policies of a Portfolio, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Portfolio and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Portfolio may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers provided, however, that the Portfolio will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Portfolio. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase or redeem your Portfolio shares directly from a Portfolio without the intervention of a financial intermediary.
SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Portfolios against fraudulent transactions by unauthorized persons. In the following instances, the Portfolios will require a signature guarantee for all authorized owners of an account:
- when you add the telephone redemption option to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $50,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.
A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

 STATEMENT OF ADDITIONAL INFORMATION ("SAI")






STRONG CONSERVATIVE PORTFOLIO, A SERIES OF STRONG LIFE STAGE SERIES, INC. STRONG MODERATE PORTFOLIO, A SERIES OF STRONG LIFE STAGE SERIES, INC. STRONG AGGRESSIVE PORTFOLIO, A SERIES OF STRONG LIFE STAGE SERIES, INC.



P.O. Box 2936
Milwaukee, Wisconsin 53201
Telephone: (414) 359-1400
Toll-Free: (800) 368-3863
e-mail: service@strong-funds.com

Web Site:  http://www.strongfunds.com






Throughout this SAI, "the Fund" is intended to refer to each of the Portfolios listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated December 31, 1998. Requests for copies of the Prospectus should be made by calling any number listed above.



Strong Life Stage Series, Inc. is an open-end series management company that offers three diversified investment portfolios, with the following investment objectives:



STRONG CONSERVATIVE PORTFOLIO ("Conservative Portfolio") seeks total return by investing primarily for income and secondarily for capital growth.



STRONG MODERATE PORTFOLIO ("Moderate Portfolio") seeks total return by investing primarily for capital growth and secondarily for income.



STRONG AGGRESSIVE PORTFOLIO ("Aggressive Portfolio") seeks capital growth.



These Funds are described in the Prospectus and in this SAI. Each Fund seeks to achieve its investment objective by investing substantially all of its assets in up to eight Strong Funds (the "Underlying Funds"), representing different combinations of stocks, bonds, and cash investments, and reflecting varying degrees of potential investment risk and reward.







                               December 31, 1998

TABLE OF CONTENTS     PAGE

INVESTMENT RESTRICTIONS........................................................4
INVESTMENT POLICIES AND TECHNIQUES.............................................6
The Underlying Strong Funds....................................................6
Asset-Backed Debt Obligations..................................................6
Borrowing......................................................................7
Cash Management................................................................7
Convertible Securities.........................................................7
Debt Obligations...............................................................8
Depositary Receipts............................................................8
Derivative Instruments.........................................................9
Duration......................................................................18
Foreign Investment Companies..................................................19
Foreign Securities............................................................19
U.S. Government Securities....................................................19
High-Yield (High-Risk) Securities.............................................20
Illiquid Securities...........................................................21
Lending of Portfolio Securities...............................................22
Loan Interests................................................................22
Maturity......................................................................24
Mortgage- and Asset-Backed Debt Securities....................................24
Municipal Obligations.........................................................25
Participation Interests.......................................................26
Repurchase Agreements.........................................................26
Reverse Repurchase Agreements and Mortgage Dollar Rolls.......................26
Rule 2a-7:  Maturity, Quality, and Diversification Restrictions...............27
Short Sales...................................................................28
Small and Medium Companies....................................................28
Standby Commitments...........................................................28
Variable- or Floating-Rate Securities.........................................29
Warrants......................................................................30
When-Issued and Delayed-Delivery Securities...................................30
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities..........................30
DIRECTORS AND OFFICERS........................................................30
PRINCIPAL SHAREHOLDERS........................................................32
INVESTMENT ADVISOR OF THE UNDERLYING FUNDS....................................33
DISTRIBUTOR...................................................................34
PORTFOLIO TRANSACTIONS........................................................35
CUSTODIAN.....................................................................35
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................35
SHAREHOLDER SERVICING AGENT...................................................35
TAXES.........................................................................36
DETERMINATION OF NET ASSET VALUE..............................................36
ADDITIONAL SHAREHOLDER INFORMATION............................................37
ORGANIZATION..................................................................40
SHAREHOLDER MEETINGS..........................................................40
PERFORMANCE INFORMATION.......................................................40
GENERAL INFORMATION...........................................................43
INDEPENDENT ACCOUNTANTS.......................................................45
LEGAL COUNSEL.................................................................45
REPORT ON AUDITS OF STATEMENTS OF ASSETS AND LIABILITIES......................46
STATEMENTS OF ASSETS AND LIABILITIES..........................................47
NOTES TO STATEMENTS OF ASSETS AND LIABILITIES.................................48

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus, and if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS


The following are the Fund's fundamental investment limitations which, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting shares must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of:
(1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.


Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 ("1940 Act") which may involve a borrowing, provided that the combination of
(1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.     May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.


10. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of multiple open end management investment companies from the same group of open end investment companies to become a "fund of funds" in accordance with Section 12(d)(1)(G) of the 1940 Act.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.     Make any loans other than loans of portfolio securities, except through
(1) purchases of debt securities or other debt instruments, or (2) engaging in repurchase agreements.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES


THE UNDERLYING STRONG FUNDS



Each Fund invests substantially all its assets in the Underlying Funds as described below.



         UNDERLYING FUNDS          CONSERVATIVE  MODERATE  AGGRESSIVE
---------------------------------  ------------  --------  ----------
               Strong Growth Fund           10%       15%         20%
    Strong Growth and Income Fund           10%       15%         20%
        Strong Blue Chip 100 Fund           10%       15%         20%
         Strong Common Stock Fund           10%       15%         20%
---------------------------------  ------------  --------  ----------
            Strong Advantage Fund           30%       15%        None
      Strong Short-Term Bond Fund           20%       10%          5%
Strong Government Securities Fund            5%       10%         10%
      Strong Heritage Money Fund*            5%        5%          5%
---------------------------------  ------------  --------  ----------



* The Portfolios may invest in either the Strong Heritage Money Fund or in cash-type equivelants such as bank demand notes and repurchase agreements.



The following information supplements discussion of the Underlying Fund's investment objective, policies, and techniques described in the Prospectus. References to the "Fund" in the following discussions refer to the Underlying Portfolios. References to the "Advisor" in this SAI refers to Strong Capital Management, Inc., the investment adviser of the Underlying Funds, and the transfer agent, dividend-disbursing agent, and shareholder servicing agent of the Conservative, Moderate, and Aggressive Portfolios and the Underlying Funds.



THE FOLLOWING SECTION APPLIES ONLY TO THE HERITAGE MONEY FUND.



ASSET-BACKED DEBT OBLIGATIONS



Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Asset-backed debt obligations may include collateralized mortgage obligations ("CMOs") issued by private companies. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.



The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also imposes a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (I.E., inter est rates which adjust as a specified benchmark changes) or scheduled amortization of principal.



Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.



THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THAT THE HERITAGE MONEY FUND HAS NOT ESTABLISHED A LINE-OF-CREDIT.


BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances which are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.


THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.



CASH MANAGEMENT



The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by Strong Capital Management, Inc., the Fund's investment advisor ("Advisor") (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.



THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.


CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.


DEBT OBLIGATIONS



The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.



PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.



MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation.



CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.



In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").



THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.


DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.


DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.

EXCHANGE AND OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.


(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques - Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCIES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover the Fund's potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

SWAP AGREEMENTS. The Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount").
The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash and/or other appropriate liquid assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE, SHORT-TERM BOND, AND GOVERNMENT SECURITIES FUNDS.


DURATION

Duration was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligations' maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100, GOVERNMENT SECURITIES, AND HERITAGE MONEY FUNDS.


FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies.
Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country which permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.


THE FOLLOWING SECTIONS APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 AND HERITAGE MONEY FUNDS.


FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.




U.S. GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:



- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;


- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;


- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and


- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.


Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.



THIS SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100, GOVERNMENT SECURITIES, AND HERITAGE MONEY FUNDS.


HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors.

The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.





THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE, SHORT-TERM BOND, AND GOVERNMENT SECURITIES FUNDS.


LOAN INTERESTS

The Fund may acquire a loan interest (a "Loan Interest"). A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

THE FOLLOWING SECTION APPLIES TO THE ADVANTAGE, SHORT-TERM BOND, AND GOVERNMENT SECURITIES FUNDS.


MATURITY


The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, (2) debt securities with put features are deemed to mature at the next put-exercise date, (3) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.



THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 AND HERITAGE MONEY FUNDS.


MORTGAGE- AND ASSET-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued
for two main reasons.   First, multiple classes may be used as a method of
providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

MUNICIPAL OBLIGATIONS


IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.



BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.



LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.



MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.



PARTICIPATION INTERESTS



A participation interest gives the Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.


REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.


THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 FUND.


REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.


THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY FUND ONLY.



RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS



All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.



Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:



(1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



(2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



(3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.



(4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.



(5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.



The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (1) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (2) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (3) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (4) unrated (other than the type described in (3)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."



The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (1) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (2) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (3) unrated (other than described in (2)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."



In addition to the foregoing guidelines, the Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (1) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (2) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.



THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 AND THE MONEY FUNDS.


SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


THE FOLLOWING SECTION APPLIES TO THE GROWTH, COMMON STOCK, AND GROWTH AND INCOME FUNDS.


SMALL AND MEDIUM COMPANIES

The Fund may invest a substantial portion of its assets in small and medium companies. While small and medium companies generally have the potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in the Fund that invests in larger, more established companies.


THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 FUND.



STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.



THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 FUND.


VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 15% of its net assets (10% for money market funds) in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.


THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE GOVERNMENT SECURITIES AND HERITAGE MONEY FUNDS.


WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 FUND.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund.
Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).


THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS, EXCEPT THE BLUE CHIP 100 FUND.


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

DIRECTORS AND OFFICERS

The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 53 mutual funds ("Strong Funds"). The Strong Funds, in the aggregate, pay each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.


*RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.

Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967.

MARVIN E. NEVINS (DOB 7/19/18), Director of the Strong Funds.


Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He has been a Director of A-Life Medical, Inc., San Diego, CA since 1996 and Surface Systems, Inc. (a weather information company), St. Louis, MO since 1992. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College.


WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds.

Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.

STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992.


WILLIAM F. VOGT (DOB 7/19/47), Director of the Strong Funds.

Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Strong Funds.

Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein & Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the SEC, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984).

STEPHEN J. SHENKENBERG (DOB 6/14/58), Vice President and Secretary of the Strong Funds.


Mr. Shenkenberg has been Deputy General Counsel of the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm.


JOHN S. WEITZER (DOB 10/31/67), Vice President of the Strong Funds.

Mr. Weitzer has been Senior Counsel of the Advisor since December 1997. From July 1993 until December 1997, Mr. Weitzer acted as Associate Counsel to the Advisor.

MARY F. HOPPA (DOB 5/31/64), Vice President of the Strong Funds.

Ms. Hoppa has been Vice President and Director of Mutual Fund Administration of the Advisor since January 1998. From October 1996 to January 1998, Ms. Hoppa acted as Director of Transfer Agency Services of the Advisor and, from January 1988 to October 1996, as Transfer Agency Systems Liaison Manager of the Advisor. From January 1987 to January 1988, Ms. Hoppa acted as a Shareholder Services Associate of the Advisor.


DANA J. RUSSART (DOB 12/1/58), Treasurer of the Strong Funds.



Ms. Russart has been Director of Retail Marketing Operations and Administration of the Advisor since May 1997. From April 1996 to May 1997, Ms. Russart was the Principal and Director of Operations of the Institutional Investment Adviser at Baird Capital Management LLC. From July 1993 to April 1996, Ms. Russart served Firstar Corporation as President of the Broker/Dealer Subsidiary Elan Investment Services, Inc. (January 1995 to April 1996), as a Vice President of the Trust and Investment Division (April 1994 to April 1996) and as a Vice President of the Investment Advisory Subsidiary, Firstar Investment Research & Management Company (July 1993 to April 1994). For three years prior to that, Ms. Russart was an Executive Vice President at Sunstone Financial Group, Inc. (Mutual Fund Service Company). From July 1981 to March 1990 Ms. Russart served Price Waterhouse as a Manager (1986 to 1990) and as a Senior Accountant (1981 to 1986).


Except for Messrs. Nevins, Davis, Kritzik, and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.



As of December 31, 1998, officers and directors of the Funds beneficially owned 3,400 shares of common stock of Strong Conservative Portfolio, 3,300 shares common stock of Strong Moderate Portfolio, and 3,300 shares of common stock of Strong Aggressive Portfolio, which represents 100% of each Fund's then outstanding shares.


                             PRINCIPAL SHAREHOLDERS

As of December 31, 1998, the Advisor owned both of record and beneficially, and Mr. Strong, who controls the Advisor, owned beneficially, 3,400 shares of common stock of Strong Conservative Portfolio, 3,300 shares common stock of Strong Moderate Portfolio, and 3,300 shares of common stock of Strong Aggressive Portfolio, which represents 100% of each Fund's then outstanding shares.



                   INVESTMENT ADVISOR OF THE UNDERLYING FUNDS


The Underlying Funds have entered into Advisory Agreements with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Mr. Lemke is the a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Acting General Counsel of the Advisor, Ms. Hoppa is a Senior Vice President of the Advisor, Mr. Weitzer is Senior Counsel of the Advisor, and Ms. Russart is Director of Retail Marketing Operations and Administration. As of December 31, 1998, the Adviser had over $32 billion under management.



As compensation for its services, the Underlying Funds pay to the Advisor a monthly management fee at the annual rate specified below of the average daily net asset value of the Underlying Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Underlying Fund.



         FUND          ANNUAL RATE
---------------------  -----------
               Growth        1.00%
         Common Stock         1.00
    Growth and Income         1.00
        Blue Chip 100         0.75
       Heritage Money         0.50
            Advantage         0.60
      Short-Term Bond        0.625
Government Securities         0.60

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the

Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


The Advisor also provides a program of custom portfolio management called the Strong Advisor. This program is designed to determine which investment approach fits an investor's financial needs and then provides the investor with a custom built portfolio of Strong Funds based on that allocation. The Advisor, on behalf of participants in the Strong Advisor program, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.



The Advisor provides investment advisory services for multiple clients through different types of investment accounts (e.g., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (e.g., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor, its principals and associates also may take such actions in their personal securities transactions, to the extent permitted by and consistent with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.



From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds or other clients. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.


For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of the Advisor's Form ADV.


From time to time, the Advisor votes the shares owned by the Conservative, Moderate, and Aggressive Portfolios, as well as the Underlying Funds according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Portfolio and/or Underlying Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.


                                  DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, Wisconsin, 53201, acts as underwriter of the Fund's shares. Mr. Strong is the Chairman and Director of the Distributor, Mr. Lemke is a Vice President of the Distributor, and Mr. Shenkenberg is a Vice President and Secretary of the Distributor. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. As required by the proposed rule amendments of the National Association of Securities Dealers, Inc. ("NASD"), any in-house sales incentive program will be multi-product oriented, I.E., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.


PORTFOLIO TRANSACTIONS



The Conservative, Moderate, and Aggressive Portfolios purchase and sell shares of the Underlying Funds. The Underlying Funds are no-load funds and do not charge any sales load or other transaction charges.


                                   CUSTODIAN

As custodian of the Fund's assets, Firstar Trust Company, P.O. Box 761, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


The Advisor, P.O. Box 2936, Milwaukee, Wisconsin, 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated based on an annual fee per open account of $21.75 for equity funds, $31.50 for income and municipal income funds, and $32.50 for money market funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from the Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Fund, such as printing and mailing of shareholder account statements, checks, and tax forms.


From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders.


Pursuant to the Shareholder Servicing Agent Agreement Relating to Transfer Agent and Dividend-Disbursing Agent Services, the Underlying Funds, which are parties to the Agreement, have agreed to reimburse the Conservative, Moderate, and Aggressive Portfolios on a pro rata basis for expenses related to the Portfolios' receipt of transfer agency and dividend-disbursing agency services from the Advisor, including amounts paid to third parties that provide transfer agent type services and other administrative services relating to the Portfolios as described in the preceding paragraph. The Underlying Funds have agreed to reimburse the Portfolios because the Portfolios provide a means by which the Underlying Funds can consolidate shareholder accounts thus saving the Underlying Funds their own transfer agency expenses.

                          SHAREHOLDER SERVICING AGENT



Under a Shareholder Servicing Agreement with the Fund, the Advisor acts as shareholder servicing agent for the Fund. As shareholder servicing agent, the Advisor provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. Such services include, (i) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Fund's shares may be effected, and certain other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (iv) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (v) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares of the Fund; (vi) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (vii) informing the distributor of the Fund of the gross amount of purchase and redemption orders for the Fund's shares; (viii) monitoring the activities of the Fund's transfer agent related to shareholders' accounts, and to statements, confirmations or other reports furnished to shareholders by the Fund's transfer agent; and (ix) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.


                                     TAXES

GENERAL


The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.


In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.


The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on

October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains.


DETERMINATION OF NET ASSET VALUE


The Fund is 100% no load. This means that an investor may purchase, redeem or exchange shares at the Fund's net asset value ("NAV") without paying a sales charge. Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the NAV next determined after Strong Funds receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If Strong Funds receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the
ending of a monthly or yearly accounting period.   The Fund reserves the right
to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The Fund's NAV is calculated by taking the fair value of the Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors.



Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.



                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE AND INTERNET EXCHANGE/REDEMPTION PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.




SIGNATURE GUARANTEES

A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:



- when adding the telephone redemption option to an existing account;


- when transferring the ownership of an account to another individual or organization;


- when submitting a written redemption request for more than $50,000;


- when requesting to redeem or redeposit shares that have been issued in certificate form;


- if requesting a certificate after opening an account;


- when requesting that redemption proceeds be sent to a different name or address than is registered on an account;


- if adding/changing a name or adding/removing an owner on an account; and


- if adding/changing the beneficiary on a transfer-on-death account.



A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.



FINANCIAL INTERMEDIARIES



If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.



DOLLAR COST AVERAGING



Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels.


RETIREMENT PLANS

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.

ROTH IRA: Taxpayers, of any age, who have earned income, and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000
(joint).   Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawal in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals
help lower the employees' taxable income.   Please note that you may no longer
open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,000, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


SHARES IN CERTIFICATE FORM



Certificates will be issued for shares held in a Fund account only upon written request. A shareholder will, however, have full shareholder rights whether or not a certificate is requested.



MOVING ACCOUNT OPTIONS AND INFORMATION



When establishing a new account by exchanging funds from an existing Strong Funds account, some account options (such as checkwriting, telephone exchange, telephone purchase and telephone redemption), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange and systematic withdrawal, may be moved to the new account at the request of the shareholder. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.



PROMOTIONAL ITEMS OF NOMINAL VALUE



From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds.


                                  ORGANIZATION

The Fund is either a "Corporation" or a "Series" of common stock of a Corporation, as described in the chart below:


                                Incorporation  Date Series  Authorized     Par
          Corporation                Date        Created      Shares    Value ($)
------------------------------  -------------  -----------  ----------  ---------
Strong Life                        10/22/98                 Indefinite    0.00001
Stage Series, Inc.

-Strong Conservative Portfolio                   10/22/98   Indefinite    0.00001

-Strong Moderate Portfolio                       10/22/98   Indefinite    0.00001

-Strong Aggressive Portfolio                     10/22/98   Indefinite    0.00001




The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.


                              SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

PERFORMANCE INFORMATION

The Strong Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

AVERAGE ANNUAL TOTAL RETURN

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.

TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

VARIOUS BANK PRODUCTS. The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (E.G.., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

     Standard deviation = the square root of  S(xi - xm)2

                              n-1

Where:     S = "the sum of",
     xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING
These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES
Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

MARKETS. The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.
1. SMALL COMPANY PLANS. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.
2. LARGE COMPANY PLANS. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.
3.     WOMEN-OWNED BUSINESSES.
4.     NON-PROFIT AND EDUCATIONAL ORGANIZATIONS (THE 403(B) MARKET).

TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes, and retirement education programs.

SERVICE. The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                 LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as legal counsel for the Fund.



                        STRONG LIFE STAGE SERIES, INC. -
                         STRONG CONSERVATIVE PORTFOLIO
                           STRONG MODERATE PORTFOLIO
                          STRONG AGGRESSIVE PORTFOLIO
            REPORT ON AUDITS OF STATEMENTS OF ASSETS AND LIABILITIES


                            AS OF DECEMBER 15, 1998






REPORT OF INDEPENDENT ACCOUNTANTS





To the Shareholders and Board of Directors of Strong Life Stage Series, Inc.



In our opinion, the accompanying statements of assets and liabilities present fairly, in all material respects, the financial position of Strong Life Stage Series, Inc. (comprised of Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio) (hereafter referred to as the "Portfolios") as of December 15, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion expressed above.




PricewaterhouseCoopers LLP






December 15, 1998









STRONG LIFE STAGE SERIES, INC. -


STATEMENTS OF ASSETS AND LIABILITIES


December 15, 1998






                                                                     Strong        Strong     Strong
                                                                     Conservative  Moderate   Aggressive
                                                                     Portfolio     Portfolio  Portfolio
                                                                     ------------  ---------  ----------
Assets:
     Cash                                                            $34,000       $33,000    $33,000
     Prepaid initial registration and blue sky expenses              $32,010       $32,010    $32,010
                                                                     ------------  ---------  ----------
          Total asssets                                              $66,010       $65,010    $65,010

Liabilities:
     Due to advisor                                                  $32,010       $32,010    $32,010
                                                                     ------------  ---------  ----------

          Net assets                                                 $34,000       $33,000    $33,000
                                                                     ============  =========  ==========

Common shares outstanding ($0.00001 par value; indefinite number of  3,400         3,300      3,300
shares authorized)

Net asset value:
     Net asset value, redemption price and offering price per share  $10.00        $10.00     $10.00
                                                                     ============  =========  ==========



   The accompanying notes are an integral part of these financial statements.









STRONG LIFE STAGE SERIES, INC. -


NOTES TO STATEMENTS OF ASSETS AND LIABILITIES


December 15, 1998




1.     ORGANIZATION:



The Strong Life Stage Series, Inc. (the "Corporation") was incorporated on October 22, 1998 in the State of Wisconsin and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company issuing its shares in various portfolios, each with its own investment objectives and policies. The portfolios currently established by the Corporation include the Strong Conservative Portfolio, Strong Moderate Portfolio and Strong Aggressive Portfolio (the "Portfolios"). The Portfolios have had no operations to date other than those relating to organizational matters, including the sale of 3,400 shares of Common Stock for $34,000 of Strong Conservative Portfolio, 3,300 shares of Common Stock for $33,000 of Strong Moderate Portfolio, and 3,300 shares of Common Stock for $33,000 of Strong Aggressive Portfolio, to Strong Capital Management, Inc. (the "Advisor") on December 15, 1998.



2.     SIGNIFICANT ACCOUNTING POLICIES:



     (a)     Organization and Prepaid Initial Registration Expenses



Expenses incurred by the Portfolios in connection with the organization and the initial public offering of shares are expenses as incurred. During the period from October 22, 1998 (incorporation) to December 15, 1998, organization expenses were $2,517 for each of the Portfolios. These expenses were paid directly by the Advisor and the Advisor has voluntarily agreed to absorb all organizational expenses of the Portfolios. Prepaid initial registration fees and blue sky expenses were paid by and will be reimbursed to the Advisor and are deferred and amortized over the period of benefit.



(b)     Federal Income Taxes



Each Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes.

                         STRONG LIFE STAGE SERIES, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements for Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio (all included in Part B)

          Report of Independent Accountants
          Statement of Assets and Liabilities

     (b)     Exhibits

          (1)  Articles of Incorporation dated October 22, 1998
          (2)  Bylaws dated October 23, 1998
          (3)  Inapplicable
          (4)  Specimen Stock Certificate
          (5)  Inapplicable
          (6)  Distribution Agreement
          (7)  Inapplicable
          (8)  Custody Agreement
          (9) Shareholder Servicing Agent Agreement (relating to transfer and dividend-disbursing agent activities)
        (9.1) Shareholder Servicing Agent Agreement (relating to personal services provided to shareholders)
         (10)  Opinion of Counsel
         (11)  Consent of Independent Accountants
         (12)  Inapplicable
         (13)  Stock Subscription Agreement
         (14)  Inapplicable
         (15)  Inapplicable
         (16)  Inapplicable
         (17)  Inapplicable
         (18)  Inapplicable
         (19)  Power of Attorney dated October 23, 1998(1)
       (19.1)  Power of Attorney dated December 22, 1998
         (20)  Inapplicable
       (21.1)  Code of Ethics for Access Persons dated October 22, 1998
       (21.2)  Code of Ethics for Non-Access Persons dated October 22, 1998
___________________
(1) Incorporated herein by reference to the Initial Registration Statement on Form N-1A of Registrant filed on or about November 2, 1998.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant neither controls any person nor is under common control with any other person.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

                                             Number of Record Holders
           TITLE OF CLASS                    AS OF DECEMBER 30, 1998

          Common Stock, $.00001 par value

                Strong Conservative Portfolio                1
                Strong Moderate Portfolio                    1
                Strong Aggressive Portfolio                  1

Item 27.  INDEMNIFICATION

     Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group and Great American Insurance Company in the aggregate amount of $100,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

          SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

          SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

          SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

          SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The information contained under "About the Portfolios - Management" in the Prospectus and under "Directors and Officers" and "Investment Advisor of the Underlying Funds" and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong

Opportunity Fund II, Inc.; Strong Schafer Funds, Inc.; Strong Schafer Value Fund , Inc.: Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b)

Name and Principal            Positions and Offices      Positions and Offices
BUSINESS ADDRESS              WITH UNDERWRITER           WITH FUND


Richard S. Strong             Director and Chairman     Director and Chairman of
900 Heritage Reserve          of the Board              the Board
Menomonee Falls, WI  53051


Thomas P. Lemke               Vice President and Chief  Vice President
900 Heritage Reserve          Compliance Officer
Menomonee Falls, WI  53051

Stephen J. Shenkenberg        Vice President, Deputy    Vice President
900 Heritage Reserve          Chief Compliance Officer  and Secretary
Menomonee Falls, WI  53051    and Secretary

Peter D. Schwab               Vice President               none
900 Heritage Reserve
Menomonee Falls, WI  53051

Joseph R. DeMartine           Vice President               none
900 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato            Vice President               none
900 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller             Treasurer and Chief          none
900 Heritage Reserve          Financial Officer
Menomonee Falls, WI  53051

Richard T. Weiss              Director                    none
900 Heritage Reserve
Menomonee Falls, WI  53051

     (c)  Inapplicable

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  MANAGEMENT SERVICES

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  UNDERTAKINGS

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 22nd day of December, 1998.

     STRONG LIFE STAGE SERIES, INC.
     (Registrant)


     BY:      /S/ THOMAS P. LEMKE
          Thomas P. Lemke, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

             NAME                             TITLE                       DATE
-----------------------------  ----------------------------------  -----------------



                               Chairman of the Board (Principal
/s/ Richard S. Strong          Executive Officer) and a Director   December 22, 1998
-----------------------------
Richard S. Strong

                               Treasurer (Principal Financial and
/s/ Dana J. Russart            Accounting Officer)                 December 22, 1998
-----------------------------
Dana J. Russart




                               Director                            December 22, 1998
-----------------------------
Marvin E. Nevins*




                               Director                            December 22, 1998
-----------------------------
Willie D. Davis*




                               Director                            December 22, 1998
-----------------------------
William F. Vogt*



                               Director                            December 22, 1998
-----------------------------
Stanley Kritzik*

* John S. Weitzer signs this document pursuant to powers of attorney filed with the Initial Registration Statement on Form N-1A.


          By:  /S/ JOHN S. WEITZER
          John S. Weitzer

                                 EXHIBIT INDEX

                                                                               EDGAR
 EXHIBIT NO.                              EXHIBIT                              EXHIBIT NO.

(1)           Articles of Incorporation                                        EX-99.b1

(2)           Bylaws                                                           EX-99.b2

(4)           Specimen Stock Certificate                                       EX-99.b4

(6)           Distribution Agreement                                           EX-99.b6

(8)           Custody Agreement                                                EX-99.b8

(9)           Shareholder Servicing Agent Agreement (relating to transfer and  EX-99.b9 dividend-disbursing agent activities)

(9.1)         Shareholder Servicing Agent Agreement (relating to personal      EX-99.b9.1
              services provided to shareholders)

(10)          Opinion of Counsel                                               EX-99.b10

(11)          Consent of Independent Accountants                               EX-99.b11

(13)          Stock Subscription Agreement                                     EX-99.b13

(19.1)        Power of Attorney                                                EX-99.b19.1

(21.1)        Code of Ethics for Access Persons                                EX-99.b21.1

(21.2)        Code of Ethics for Non-Access Persons                            EX-99-b21.2